EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the Annual Report of ReShape Lifesciences Inc. (the Company) on Form 10-K for the period ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Barton P. Bandy,  President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/BARTON P. BANDY
Barton P. Bandy
President and Chief Executive Officer

June 28, 2019